SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]

          Check the appropriate box:
          [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
                                              Commission  Only (as permitted
                                              by Rule 14a-6(e)(2))

          [X] Definitive Proxy Statement
          [ ] Definitive Additional Materials
          [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         GRIFFIN GAMING & ENTERTAINMENT, INC.
                   (Name of Registrant as Specified in Its Charter)


                      (Name of Person(s) Filing Proxy Statement,
                            if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):
          [ ]  $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ]  $500  per each party to the controversy pursuant to Exchange
               Act Rule 14a-6(i)(3).
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
               (1) Title of each class of securities to which transaction applies:_______________________________________________
               (2) Aggregate number of securities to which transaction applies:_______________________________________________
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
               (4)  Proposed maximum aggregate value of transaction:_______
               (5)  Total fee paid:________________________________________
          [X]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
               (1)  Amount Previously Paid:________________________________
               (2)  Form, Schedule or Registration Statement No.:__________
               (3)  Filing Party:__________________________________________
               (4)  Date Filed:____________________________________________



                         GRIFFIN GAMING & ENTERTAINMENT, INC.
                                    1133 Boardwalk
                           Atlantic City, New Jersey 08401

                                    ANNUAL MEETING
                                     May 10, 1996


          To Our Shareholders:

               You are cordially invited to attend the Annual Meeting of your Company to be held at 10:00 a.m. on Friday, May 10, 1996 at Merv Griffin's Resorts Casino Hotel, located at 1133 Boardwalk, Atlantic City, New Jersey 08401. Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

               A report on the current affairs of the Company will be presented at the meeting and shareholders will have an opportunity for questions and comments. In addition, holders of Common Stock will be asked to consider and vote upon proposals to elect a Class II director, to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, to approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock that may be issued under the Plan, and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current year. Also, holders of Class B Stock will be asked to consider and vote upon a proposal to elect a Class II director who will serve as a Class B Director.

               In preparation for the meeting, we have enclosed a package consisting of: (i) the Company's 1995 Annual Report; (ii) a proxy statement; and (iii) a proxy card and a prepaid return envelope for voting your shares. It is important that your shares be represented and voted at the meeting whether or not you plan to attend. Please complete, sign, date and return the enclosed proxy card at your earliest convenience.

               We   are  grateful  for  your  assistance  and  express  our
          appreciation in advance.

                                   Sincerely yours,


               MERV GRIFFIN                       THOMAS E. GALLAGHER
               Chairman of the Board              President and Chief
                                                  Executive Officer


                         GRIFFIN GAMING & ENTERTAINMENT, INC.
                                    1133 Boardwalk
                           Atlantic City, New Jersey 08401

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              To Be Held On May 10, 1996

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of GRIFFIN GAMING & ENTERTAINMENT, INC. (the "Company") will be held at Merv Griffin's Resorts Casino Hotel, located at 1133 Boardwalk, Atlantic City, New Jersey 08401 on Friday, May 10, 1996 at 10:00 a.m., to consider and vote on:

               1. The election of two Class II directors, including a Class B Director, each to hold office until the 1999 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

               2. The approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.01 per share (the "Common Stock"), from 20,000,000 shares to 100,000,000 shares;

               3. The approval of an amendment to the Company's 1994 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued under the plan from 466,685 shares to 966,685 shares;

               4.    The  ratification  of the appointment of Ernst & Young
               LLP    as  the Company's independent auditors for the fiscal
               year ending December 31, 1996; and

               5. Such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

               The Board of Directors has fixed the close of business on April 1, 1996 as the record date for determining the shareholders entitled to vote at the Annual Meeting.

               The  presence,  in  person or by proxy, of the holders of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting by holders of Common Stock. The presence, in person or by proxy, of the holders of at least a majority of all outstanding shares of the Company's class B redeemable common stock, par value $.01 per share (the "Class B Stock") entitled to vote is required to constitute a quorum for the transaction of business by holders of Class B Stock, which will be limited to the election of a Class B Director. Accordingly, it is important that your shares be represented at the Annual Meeting whether or not you plan to attend. The Board of Directors urges you to complete, date, sign and return the enclosed proxy as soon as possible in the enclosed envelope. You may revoke the proxy at any time prior to


          its exercise, provided that you comply with the procedures set forth in the attached Proxy Statement. If you attend the Annual Meeting, you may vote in person if you wish.

                                   By order of the Board of Directors,



                                      DAVID G. BOWDEN
                                   Secretary

          Atlantic City, New Jersey
          April 5, 1996

          IMPORTANT: PLEASE  MAIL  YOUR  PROXY  PROMPTLY  IN  THE ENCLOSED
                     ENVELOPE.  THE MEETING DATE IS MAY 10, 1996.


                                   PROXY STATEMENT
                         GRIFFIN GAMING & ENTERTAINMENT, INC.

                            ANNUAL MEETING OF SHAREHOLDERS
                                     May 10, 1996


                                 GENERAL INFORMATION


               This Proxy Statement and the accompanying 1995 Annual Report (the "Annual Report") are furnished to you in connection with the solicitation by the Board of Directors (the "Board") of Griffin Gaming & Entertainment, Inc. (the "Company") of proxies from holders of the Company's common stock, par value $.01 per share (the "Common Stock") and class B redeemable common stock, par value $.01 per share (the "Class B Stock," and collectively with the Common Stock, the "GGE Common Stock"). The proxies will be voted at the Annual Meeting of Shareholders to be held at Merv Griffin's Resorts Casino Hotel, located at 1133 Boardwalk, Atlantic City, New Jersey 08401 on Friday, May 10, 1996 at 10:00 a.m., and at any adjournment or adjournments thereof (the "Annual Meeting").

               The mailing address of the principal executive offices of the Company is 1133 Boardwalk, Atlantic City, New Jersey 08401. The Company's telephone number is (609) 344-6000. This Proxy Statement and the accompanying proxy card (the "Proxy Card") are first being transmitted to shareholders of the Company on or about April 5, 1996.

               The Board has fixed the close of business on April 1, 1996 as the record date (the "Record Date") for determining the holders of GGE Common Stock entitled to vote at the Annual Meeting. At the close of business on the Record Date, an aggregate of 7,941,035 shares of Common Stock and 35,000 shares of Class B Stock were issued and outstanding. Each share of Common Stock entitles its holder to one vote on the election of directors, except a Class B Director, and on each other matter to be voted upon at the Annual Meeting. Except as discussed under "Voting of Class B Stock," each share of Class B Stock entitles its holder to one vote on the election of a Class B Director. Holders of Class B Stock, as such, will not be entitled to vote on any other matter to be voted on at the Annual Meeting. Holders of the Class B Stock will vote separately as a class. The Company has no other outstanding class of voting securities. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, and of the outstanding shares of Class B Stock who are entitled to vote, separately, is required to constitute a quorum for the transaction of business at the Annual Meeting by each of those classes of GGE Common Stock. Proxies will be solicited by mail. The Company also intends to make, through bankers, brokers or other persons, a solicitation of beneficial holders of GGE Common Stock.







               At the 1995 annual meeting of shareholders, holders of the Common Stock approved a one-for-five reverse stock split (the "Reverse Stock Split") of the Common Stock. The Reverse Stock Split became effective on June 30, 1995, on which date each share of Common Stock was reclassified into one-fifth of a new share of Common Stock. All references in this Proxy Statement to number of shares, per share amounts and market and exercise prices relating to the Common Stock give effect to the Reverse Stock Split, unless the context may otherwise indicate.

               At the Annual Meeting, holders of Common Stock will be asked to consider and vote upon: (i) the election of one Class II director, to hold office until the 1999 annual meeting of shareholders and until his successor has been duly elected and qualified; (ii) the approval of an amendment to the Company's
          Restated   Certificate   of   Incorporation   (the   "Restated
          Certificate") to increase the number of authorized shares of Common Stock from 20,000,000 shares to 100,000,000 shares; (iii) an amendment to the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan") to increase the maximum number of shares of Common Stock that may be issued under the 1994 Stock Option Plan from 466,685 shares to 966,685 shares; and (iv) the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

               At the Annual Meeting, holders of Class B Stock who are entitled to vote will be asked to consider and vote, separately as a class, upon the election of one Class B Director to hold office as a Class II director until the 1999 annual meeting of shareholders and until his successor has been duly elected and qualified.

               Election of Directors requires the vote of a plurality of the shares of Common Stock and of Class B Stock, voting as separate classes, represented at the Annual Meeting. Proposal
          (ii) requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Proposals (iii) and
          (iv) require a majority vote of the holders of shares of Common Stock represented at the Annual Meeting. The Board knows of no matters to be brought before the Annual Meeting other than those set forth above. Holders of shares of GGE Common Stock, however, also may be asked to consider and take action with respect to such other matters as properly may come before the Annual Meeting.


                               VOTING OF CLASS B STOCK


               Each share of Class B Stock is issued as part of a unit along with $1,000 principal amount of 11.375% Junior Mortgage Notes due 2004 issued by Resorts International Hotel Financing, Inc. ("RIHF"), a wholly owned subsidiary of the Company. Shares of






          Class B Stock may not be transferred separately from the related Junior Mortgage Notes.

               The holders of Class B Stock are not entitled to vote on any matter except that they are entitled to vote separately as a class (i) in the election of Class B Directors, (ii) to the extent required under the Delaware General Corporation Law, and
          (iii) with respect to certain amendments to the Company's Restated Certificate or By-laws that would affect the Class B Stock. No matter on which the holders of Class B Stock are entitled to vote is under consideration at the Annual Meeting other than the election of a Class B Director.

               Of  the  35,000  shares of Class B Stock outstanding, 12,899 are owned by Resorts International Hotel, Inc. ("RIH"), an indirect wholly owned subsidiary of the Company which owns and operates Merv Griffin's Resorts Casino Hotel in Atlantic City, New Jersey (the "Resorts Casino Hotel"). Under the General Corporation Law of Delaware, the state of the Company's incorporation, the shares of Class B Stock owned by RIH, and controlled by the Company as RIH's ultimate parent, are not entitled to vote or be counted for quorum purposes at any meeting of the Company's shareholders. Accordingly, references in this Proxy Statement to shares of Class B Stock entitled to vote, needed to elect the Class B Director or to establish a quorum do not include the shares of Class B Stock owned by RIH.


                             SOLICITATION AND REVOCATION


               Proxies in the form of the enclosed Proxy Card are solicited by, or on behalf of, the Board. The persons named in the Proxy Card have been designated as proxies by the Board. Each such person is an officer of the Company. Holders of Common Stock and of Class B Stock will receive separate Proxy Cards for use in voting their shares.

               Shares of GGE Common Stock represented at the Annual Meeting by a properly executed and returned Proxy Card will be voted at the Annual Meeting in accordance with instructions noted thereon or, if no instructions are noted, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders. As to other business, if any, that may properly come before the meeting, the persons named in the accompanying Proxy Card will vote or refrain from voting thereon in their discretion.

               A submitted proxy is revocable by a shareholder at any time prior to its being voted, provided that such shareholder gives written notice to the Secretary of the Company at or prior to the Annual Meeting that such shareholder intends to vote in person or by submitting a subsequently dated proxy. Attendance at the Annual







          Meeting by a shareholder who has given a proxy in and of itself will not constitute a revocation of such proxy.

                  Proxies will be solicited initially by mail. Further solicitation may be made by officers and regular employees of the Company personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. The Company has retained Chemical Mellon Shareholder Services, L.L.C. to assist, if necessary, in the solicitation of proxies for a fee of approximately $6,500 plus reasonable out-of-pocket expenses. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding solicitation material to their principals, the beneficial owners of GGE Common Stock. The costs of soliciting proxies will be borne by the Company. It is expected that such costs will be nominal.

               Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not considered as having voted for purposes of determining the outcome of the election of directors, but are considered as a vote "against" any other matter. Broker non-votes are not considered as having voted for purposes of determining the outcome of a vote on any matter. In accordance with the Company's By-Laws and the Delaware General Corporation Law, the Board will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.


                      OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT


          Security Ownership of Certain Beneficial Owners

               Common Stock

               The following table sets forth information as to the beneficial ownership of Common Stock as of February 29, 1996 by persons known by the Company to be holders of more than 5% of the
          Common  Stock.    Information  as  to  the  number  of  shares
          beneficially owned has been furnished by the persons named in the table.
















                Name and Address of          Amount and Nature of
                  Beneficial Owner           Beneficial Ownership      Percent of Class
            Merv Griffin,                      3,293,038(1)(2)              36.63%
             Thomas E. Gallagher and
             Lawrence Cohen (1)(2)
             c/o The Griffin Group, Inc.
             780 Third Avenue, Suite 1801
             New York, New York  10017

            _______________

            (1)  According  to  a  Schedule 13D filed with the Securities and
               Exchange Commission on January 6, 1995, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (giving effect to the Reverse Stock Split) (i) Mr. Griffin, Chairman of the Board of Directors of the Company, individually and through his ownership interest in Atlantic Resorts Holdings, Inc. ("ARH"), beneficially owns 2,871,803 shares of Common Stock, including 746,695 shares issuable upon exercise of warrants; (ii) Thomas E. Gallagher, a director, President and Chief Executive Officer of the Company, individually beneficially owns 249,926 shares of Common Stock, including 140,006 shares issuable upon exercise of warrants and (iii) Lawrence Cohen, a director of RIH and RIHF, individually beneficially owns 56,309 shares of Common Stock, including 46,669 shares issuable upon
               exercise  of  warrants.    Messrs.  Gallagher  and Cohen are
               executive officers of The Griffin Group, Inc. ("Griffin Group") and ARH, corporations controlled by Mr. Griffin. Messrs. Griffin, Gallagher and Cohen may be deemed to be members of a "group" for purposes of Rule 13d-5(b)(1) and each may be deemed to be the beneficial owner of shares owned by the other two members of the group. The amount reported here represents holdings by the group comprised of Messrs. Griffin, Gallagher and Cohen. The shares issuable upon exercise of warrants included herein, a total of 933,370 shares, represent the Griffin Warrant, portions of which were sold to Messrs. Gallagher and Cohen by ARH in
               September  1994.    See  "Griffin  Services Agreement" under
               "Election of Directors - Related Party Transactions and Relationships - Transactions with Management and Others."

          (2) The beneficial ownership shown also includes 100,000 and 15,000 shares of Common Stock issuable to Messrs. Gallagher and Cohen, respectively, upon the exercise of options granted to them under the 1994 Stock Option Plan. Although these options vest as to 25% on each of the following dates
               - September 27, 1995, August 1, 1996, August 1, 1997 and August 1, 1998 - all such options are included in the beneficial ownership presented herein because the "group" referred to in footnote (1) above is in a position to influence control of the Company.







               Class B Stock

               The 12,899 shares of Class B Stock owned by RIH represent 36.85% of the class outstanding. However, as indicated under "Voting of Class B Stock," because of provisions of the Delaware General Corporation Law, the shares of Class B Stock owned by RIH are not entitled to be voted or counted for quorum purposes. The following table sets forth information as to the beneficial ownership of Class B Stock as of February 29, 1996 by persons known by the Company to be holders of more than 5% of the 22,101 shares of Class B Stock owned by persons other than RIH. The information as to the number of shares beneficially owned has been furnished by the persons named in the table.

                Name and Address of          Amount and Nature of      Percent of Class
                  Beneficial Owner           Beneficial Ownership             (1)
            Robert Fleming & Co., Ltd.             2,102                     9.5%
             c/o Robert Fleming, Inc.
             320 Park Avenue
             New York, New York  10022

            Andrew J. McLaughlin, Jr.              1,908 (2)                 8.6%
             c/o Loeb Partners
             61 Broadway, 24th Floor
             New York, New York  10006

            SunAmerica, Inc.                       1,594                     7.2%
             1 SunAmerica Center
             Los Angeles, California  90067

            Nate J. Rogers                         1,412 (2)                 6.4%
             P.O. Box 1310
             Beaumont, Texas  77704

            _______________

          (1)  Based on 22,101 shares of Class B Stock.

          (2)  Andrew  J.  McLaughlin,  Jr.  and  Nate  J. Rogers each have irrevocably authorized and empowered the Executive Vice President - Finance and Chief Financial Officer of the Company, Matthew B. Kearney, as their attorney-in-fact, to vote their respective shares of Class B Stock on "any and all matters which owners of such Class B Stock are entitled to vote in equal proportion to all other votes cast on any matter put to vote." The Company understands that the authorizations were in response to discussions between Mr. McLaughlin and Mr. Rogers, separately, with the New Jersey Casino Control Commission in connection with waivers being requested by Messrs. McLaughlin and Rogers of certain qualification requirements of the New Jersey Casino Control Act. Acting pursuant to the authorizations, Mr. Kearney will vote the shares of Class B Stock owned by Messrs. McLaughlin and Rogers in the manner authorized. Accordingly, the aggregate of 3,320




               shares of Class B Stock owned by Messrs. McLaughlin and Rogers will be voted in the same proportion as all other shares of Class B Stock are voted at the Annual Meeting. Messrs. McLaughlin and Rogers each have retained their right to sell at any time their respective shares of Class B Stock and correspondingly transfer all voting rights of any Class B Stock sold.


          Security Ownership of Management

               The following table sets forth information as to the beneficial ownership of Common Stock and Class B Stock as of February 29, 1996 by each director, each nominee, each executive officer named in the Summary Compensation Table (see "Compensation of Directors and Executive Officers") and by all directors and officers as a group. Except as noted below, each director, nominee and executive officer has sole voting and investment power over the shares shown.

                                          Common Stock              Class B Stock
                                    Amount and                 Amount and
                                    Nature of                  Nature of
                 Name of            Beneficial     Percent     Beneficial     Percent
             Beneficial Owner       Ownership      of Class    Ownership      of Class
            Merv Griffin            2,871,803 (1)   33.06%
                                              (2)
            Thomas E. Gallagher       349,926 (1)    4.28%
                                              (2)
                                              (3)
            William J. Fallon           9,000 (4)     .11%
            Jay M. Green                3,000 (5)     .04%
            Charles M. Masson           3,000 (6)     .04%
            Vincent J. Naimoli          5,000 (5)     .06%
            Matthew B. Kearney         27,500 (6)     .35%         215        .97% (8)
            David G. Bowden             6,750 (6)     .08%
            Directors and
             officers as a group
             (8 persons)            3,275,979 (7)   36.51%         215        .97% (8)

            _______________

          (1) Messrs. Griffin and Gallagher, together with Lawrence Cohen, may be deemed to be members of a "group" for purposes of Rule 13d-5(b)(1) under the Exchange Act. As a group, Messrs. Griffin, Gallagher and Cohen may be deemed to beneficially own an aggregate of 3,293,038 shares, or 36.63%, of the Common Stock. See notes (1) and (2) to table of "Security Ownership of Certain Beneficial Owners - Common Stock."









          (2) Mr. Griffin s holdings include 746,695 shares issuable upon exercise of warrants. Mr. Gallagher s holdings include 140,006 shares issuable upon exercise of warrants. Related percentage shown gives effect to the exercise of all such warrants.

          (3) Includes 100,000 shares issuable upon the exercise of options granted to Mr. Gallagher. See Note (2) to table of "Security Ownership of Certain Beneficial Owners - Common Stock."

          (4) Includes 3,000 shares which are issuable upon exercise of stock options. Related percentage shown gives effect to the exercise of all such options. Also includes 1,000 shares held by Mr. Fallon's spouse in her Individual Retirement
               Account, as to which Mr. Fallon disclaims any beneficial ownership.

          (5) Mr. Green s holdings include 2,000 shares which are issuable upon exercise of stock options. Mr. Naimoli s holdings include 3,000 shares which are issuable upon exercise of stock options. Related percentage shown gives effect to the exercise of all such options.

          (6)  Ownership  represents shares issuable upon exercise of stock
               options.    Related  percentage  shown  gives  effect to the
               exercise of all such options.

          (7) Includes 886,701 shares issuable upon exercise of warrants and 145,250 shares issuable upon exercise of stock options. Related percentage shown gives effect to the exercise of all such warrants and options.

          (8) Ownership percentage reflected here is based on shares of Class B Stock outstanding, excluding the 12,899 shares owned by RIH.


                                ELECTION OF DIRECTORS


               The Restated Certificate provides for a Board of six directors. The following persons are currently serving as directors of the Company: Merv Griffin, Thomas E. Gallagher, William J. Fallon, Jay M. Green, Charles M. Masson and Vincent J. Naimoli. The Company's Board of Directors is divided into three equal classes which have staggered terms. Messrs. Fallon and Naimoli are serving as Class II directors; their terms expire at the Annual Meeting. Mr. Naimoli is a Class B Director. Messrs. Griffin and Masson are serving as Class III directors; their terms will expire at the 1997 annual meeting of shareholders. Mr. Masson is a Class B Director. Messrs. Gallagher and Green are serving as Class I directors; their terms will expire at the 1998 annual meeting of shareholders. Notwithstanding the foregoing, each






          director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

               Each of the current directors was appointed pursuant to a joint plan of reorganization (the "1994 Reorganization Plan") effected by the Company and certain of its subsidiaries on May 3, 1994 (the "Effective Date"). Messrs. Gallagher and Green were elected to the Board for their current terms at the 1995 annual meeting of shareholders.

               Messrs. Fallon and Naimoli have been nominated for election as Class II directors; Mr. Naimoli has been nominated to serve as a Class B Director. The terms of the Class II directors elected at the Annual Meeting will expire at the 1999 annual meeting of shareholders. The Company has no reason to believe that either of the foregoing nominees will be unavailable or will not serve if elected, although in the unexpected event that either such nominee should become unavailable or unwilling to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.


          Vote Required for Election

               The election of Mr. Fallon as a director of the Company, and of Mr. Naimoli as a Class B Director, requires the affirmative vote of a plurality of the shares of Common Stock, and of Class B Stock, each voting separately as a class, represented at the Annual Meeting.

               The Board recommends that you vote FOR the election of Mr. Fallon and Mr. Naimoli to be directors of the Company.




























          Nominees to Board of Directors

               The following information is provided with respect to each nominee for election to the Board:

             Name, Age and Other
            Positions and Offices,             Tenure as Director and
           if any, with the Company              Business Experience

          William J. Fallon, 42              Director  of the Company since
          Chairman, Business              May 1994; Chairman pro tem of the
          Development and Strategic       Board of R.M. Bradley & Co., Inc.
          Planning  Committee;            ("Bradley"),   a   real   estate
          Member,                         brokerage and management company,
          Compensation/Option             since   October  1995;  Executive
          Committee                       Vice  President  of  Bradley from
                                          March  1994  to  October  1995;
                                          Senior  Vice President of Bradley
                                          from  1988  to  March 1994; other
                                          positions  with Bradley from 1979
                                          to     1988;   a   director   of
                                          Massachusetts    Certified
                                          Development  Corporation, a small
                                          business   development   company,
                                          since  1987;  President  of  A.D.
                                          Ventures,    Inc.,    an    asset
                                          development   consulting  company
                                          owned  by  Mr.  Fallon, since its
                                          formation  in  September  1994.
                                          A.D.  Ventures  has provided real
                                          estate   consulting  services  to
                                          Griffin Group.





























             Name, Age and Other
            Positions and Offices,             Tenure as Director and
           if any, with the Company              Business Experience

          Vincent J. Naimoli, 58             Director  of the Company since
          (Class B Director)              May 1994; Chairman, President and
          Chairman,                       Chief    Executive   Officer   of
          Compensation/Option             Harvard   Industries,   Inc.,   a
          Committee; Member, Audit        manufacturer of automotive parts,
          Committee                       since  1993;  Chairman, President
                                          and  Chief  Executive  Officer of
                                          Anchor  Industries International,
                                          Inc., a multi-industry operating,
                                          holding  and  financial  services
                                          company, since 1989; Chairman and
                                          Chief    Executive   Officer   of
                                          Doehler-Jarvis   Corporation,   a
                                          designer  and  manufacturer  of
                                          aluminum  castings,  from 1991 to
                                          1995;   Chairman,  President  and
                                          Chief Executive Officer of Ladish
                                          Company,  Inc., a manufacturer of
                                          forged  titanium  and other metal
                                          components,  from  1993  to 1995;
                                          Managing  General  Partner of the
                                          Tampa  Bay  Baseball  Ownership
                                          Group  since  1992; a director of
                                          Simplicity   Pattern  Company,  a
                                          maker  of  sewing patterns, since
                                          1990;  a  director  of  Florida
                                          Progress  Corporation,  a utility
                                          holding  company,  since  1991;
                                          Chairman,   President  and  Chief
                                          Executive Officer of Anchor Glass
                                          Container  Corporation  from 1983
                                          through 1989.

























          Directors Not Standing for Election

               The following information is provided with respect to the directors of the Company who are not nominees for election to the Board at this Annual Meeting and whose terms of office as directors will continue after the Annual Meeting:

             Name, Age and Other
            Positions and Offices,             Tenure as Director and
           if any, with the Company              Business Experience

          Merv Griffin, 70                Chairman  of  the  Board  of  the
          Chairman of the Board of        Company  since  November  1988;
          Directors; Member,              Chairman   of   Griffco   Resorts
          Executive Committee             Holding,   Inc.   ("Griffco,"   a
                                          company  which  through September
                                          1990 was owned by Mr. Griffin and
                                          from    November   1988   through
                                          September  1990 was the Company's
                                          parent) from its incorporation in
                                          1986 to September 1990; President
                                          of Griffco from September 1988 to
                                          September   1990;   Chairman   of
                                          Griffin     Group    since    its
                                          incorporation  in September 1988;
                                          Chairman  of January Enterprises,
                                          Inc.  ("January  Enterprises"), a
                                          television production and holding
                                          company  doing  business  as Merv
                                          Griffin Enterprises, from 1964 to
                                          May  1986,  and  Chief  Executive
                                          Officer  from 1964 to March 1994;
                                          director    of   Hollywood   Park
                                          Operating  Company  from  1987 to
                                          June  1991;  television and radio
                                          producer since 1945.  Mr. Griffin
                                          created    and    produced    the
                                          nationally  syndicated television
                                          game  shows,  "Wheel  of Fortune"
                                          and  "Jeopardy."  For  21  years,
                                          through  1986, Mr. Griffin hosted
                                          "The  Merv  Griffin  Show,"  a
                                          nationally  syndicated talk show.
                                          In 1986, Mr. Griffin sold January
                                          Enterprises   to  The  Coca  Cola
                                          Company,  but he continues to act
                                          as  Executive  Producer of "Wheel
                                          of  Fortune"  and "Jeopardy," now
                                          owned    by    Sony    Pictures
                                          Entertainment, Inc.











             Name, Age and Other
            Positions and Offices,             Tenure as Director and
           if any, with the Company              Business Experience

          Thomas E. Gallagher, 51         Director  of  the  Company  since
          President and Chief             October 1993; President and Chief
          Executive Officer;              Executive  Officer of the Company
          Chairman, Executive             since  May  1995;   President and
          Committee;  Member,             Chief   Executive   Officer   of
          Business Development and        Griffin Group since April 1992; a
          Strategic Planning              director     of    Players
          Committee                       International,  Inc. ("Players"),
                                          a  gaming company, since December
                                          1992.     For  the  preceding  15
                                          years,  Mr.  Gallagher  was  a
                                          partner  of  the  law  firm  of
                                          Gibson, Dunn & Crutcher.

             Charles M. Masson, 42           Director  of the Company since
          (Class B Director)              May  1994;  President  of McCloud
          Member, Executive               Partners,  a  private  advisory
          Committee,                      firm,  since  June 1993; Chairman
          Compensation/Option             of  the  Board  of  Directors  of
          Committee, Audit Committee      Cadillac   Fairview   Corporation
          and Business Development        Limited, a real estate management
          and Strategic Planning          and    development  company, from
          Committee                       September  1994  through  August
                                          1995;  a  director  of  Salomon
                                          Brothers  Inc  from  1991 through
                                          May  1993;  Vice  President  of
                                          Salomon  Brothers  Inc  from 1983
                                          through 1990.

          Jay M. Green, 48                   Director  of the Company since
          Chairman, Audit Committee;      May    1994;    Executive    Vice
          Member,                         President   -   Chief   Financial
          Compensation/Option             Officer  and  Treasurer of Culbro
          Committee and Business          Corporation    ("Culbro"),    a
          Development and Strategic       diversified    consumer    and
          Planning  Committee             industrial   products   company,
                                          since 1988; Chairman of the Board
                                          of The Eli Witt Company, a Culbro
                                          subsidiary, from February 1993 to
                                          August  1995; prior to 1988, Vice
                                          President   and   Controller   of
                                          Columbia  Pictures Entertainment,
                                          Inc.














          Executive Officers

               The following information is provided with respect to the executive officers of the Company who are not directors of the
          Company:

                                                Offices and Positions
               Name and Age                        with the Company

          Matthew  B. Kearney, 56         Executive   Vice   President   -
                                          Finance   since  September  1993;
                                          Chief   Financial  Officer  since
                                          1982;  Treasurer  since May 1993;
                                          Office   of  the  President  from
                                          November  1993 to March 1995; and
                                          Vice  President  -  Finance  from
                                          1982 through September 1993.

          David G. Bowden, 55             Vice  President  - Controller and
                                          Chief  Accounting  Officer  since
                                          1979;  and Secretary since August
                                          1994.

               The Company's executive officers serve at the pleasure of the Board.


          Board Meetings

                  The Board held five meetings in 1995. The Executive Committee of the Board consists of Messrs. Gallagher (Chairman), Griffin and Masson. The Board also has a standing Audit Committee, consisting of Messrs. Green (Chairman), Masson and Naimoli; a standing Compensation/Option Committee, consisting of Messrs. Naimoli (Chairman), Fallon, Green and Masson; and a standing Business Development and Strategic Planning Committee, consisting of Messrs. Fallon (Chairman), Gallagher, Green (member since February 1996) and Masson. The Audit Committee met two times in 1995 and the Compensation/Option Committee met three times in 1995. The Board does not have a nominating committee or committee performing similar functions.

               During the intervals between the meetings of the Board, the Executive Committee may exercise all powers of the Board in the management of the business, affairs and property of the Company, to the extent permitted by Delaware law. Among the Audit Committee's responsibilities are: to recommend to the Board the engagement or discharge of the Company's independent auditors; to review with the Company's independent auditors the plan and results of the annual audit engagement; to review the degree of independence of the Company's independent auditors; to consider the range of audit and non-audit fees; and to review the results of the Company's internal








          audit reports. The Compensation/Option Committee is authorized to review salaries and compensation, including non-cash benefits, of directors, officers and other employees of the Company, and to recommend to the Board salaries and other forms of compensation and benefits as it deems necessary. The Business Development and
          Strategic   Planning   Committee's   responsibilities   include
          developing and monitoring the Company's strategic goals.

               During 1995, no director of the Company attended fewer than 75% of the aggregate number of meetings of the Board and committees of the Board on which he served as a director or committee member.


          Related Party Transactions and Relationships

          Transactions with Management and Others

               Griffin Services Agreement. In April 1993 the Company and RIH, the Company's indirect subsidiary which owns and operates the Resorts Casino Hotel, entered into a License and Services Agreement with Griffin Group (the "Griffin Services Agreement") dated and effective as of September 17, 1992 to replace the previous License and Services Agreement among the Company, Merv Griffin and Griffin Group upon its expiration. Pursuant to the Griffin Services Agreement, Griffin Group granted the Company and RIH a non-exclusive license to use the name and likeness of Merv Griffin in certain advertising media and limited merchandising for the sole purpose of advertising and promoting the facilities and operations of the Company and RIH. In connection with such license, Griffin Group will not grant any similar license to any casino/hotel located in Atlantic City during the term of the Griffin Services Agreement, so long as the Company and RIH own or operate casino and hotel facilities there.

               Pursuant to the Griffin Services Agreement, Griffin Group agreed to provide to the Company and RIH, for the term of the Griffin Services Agreement, the non-exclusive services of Merv Griffin, subject to the performance by the Company and RIH of their obligations under the Griffin Services Agreement, (i) as Chairman of the Board of Directors of the Company, (ii) as host, producer, presenter and featured performer relative to certain shows to be presented at the Resorts Casino Hotel, (iii) as consultant and marketing adviser, (iv) in certain capacities, as spokesperson for the Company and RIH and (v) as participant in certain radio, television and print advertisements.

               The Griffin Services Agreement is to continue in force until September 17, 1997 and provides for earlier termination under certain circumstances including, among others, a change of control (as defined) of the Company and RIH and Mr. Griffin ceasing to serve as Chairman of the Board of the Company.









               The Griffin Services Agreement provides for compensation to Griffin Group in the following annual amounts over the five year
          term:    $2,000,000;  $2,100,000;  $2,205,000;  $2,310,000  and
          $2,425,000. The agreement called for a payment of $4,100,000, upon signing, representing compensation for the first two years of services. Thereafter, the agreement called for annual payments on September 17, each representing a prepayment for the year ending two years hence. In lieu of paying in cash, at the Company's option, it could satisfy its obligation to make any of the payments required under the Griffin Services Agreement by reducing the amount of a then outstanding note receivable from Griffin Group (the "Group Note"). In the event of an early termination of the Griffin Services Agreement, and depending on the circumstances of such early termination, all or a portion of the compensation paid to Griffin Group in respect of the period subsequent to the date of termination may be required to be repaid to the Company and RIH.

               RIH made the $4,100,000 payment for the first two years under the Griffin Services Agreement in April 1993. In September 1993, the Company satisfied the obligation to make the $2,205,000 payment for the year ending September 16, 1995 by reducing the Group Note by that amount. In May 1994, as contemplated in the 1994 Reorganization Plan, the Company satisfied the $2,310,000 obligation to Griffin Group for the fourth year of the Griffin Services Agreement by reducing the principal amount of the Group
          Note in an equal amount. The final payment required under the agreement, $2,425,000, was to be due in September 1995. On August 1, 1994, following review and approval by the independent members of the Company's Board of Directors, the Company agreed to issue 388,000 shares of Common Stock to ARH, an affiliate of Griffin Group through which Mr. Griffin holds certain securities of the Company, in satisfaction of this final payment obligation. The closing price of Common Stock on the date of the agreement was $5.3125 per share. The shares are not registered under the Securities Act of 1933 and are restricted securities.

               As additional compensation provided for in the Griffin Services Agreement, on the Effective Date the Company issued to ARH, as assignee from Griffin Group, a warrant to purchase 933,370 shares of Common Stock at $6.00 per share (the "Griffin Warrant"). The Griffin Warrant is exercisable through May 3, 1998. Subsequent to the issuance of the Griffin Warrant, ARH sold portions of the Griffin Warrant to Thomas E. Gallagher and Lawrence Cohen, officers of ARH. Mr. Gallagher is President, Chief Executive Officer and a member of the Board of the Company. Mr. Cohen is a member of the Board of Directors of RIH and RIHF.

               The Company and RIH also have agreed to indemnify Merv Griffin and Griffin Group for certain costs and liabilities arising in connection with the Griffin Services Agreement or Merv Griffin's services, or the service of any employee of Griffin Group, as a director or officer of the Company or any subsidiary thereof.







               Pursuant to the Griffin Services Agreement, the Company and RIH have agreed to maintain comprehensive public liability, personal injury and umbrella insurance coverage in specified amounts for both Griffin Group and Merv Griffin, individually.

               The Company and RIH also have agreed to reimburse Griffin Group for certain expenses incurred by Griffin Group and Merv Griffin in connection with the license and services agreed to under the Griffin Services Agreement.

                  Other Transactions. Effective May 1, 1995 Thomas E. Gallagher became President and Chief Executive Officer of the Company. Mr. Gallagher has been President and Chief Executive Officer of Griffin Group since April 1992. In connection with Mr. Gallagher s appointment as President and Chief Executive Officer of the Company, following review and approval by independent members of the Company s Board of Directors, the Company agreed to pay $300,000 per year for his services in this capacity. In 1995 payments of $200,000 were made to Griffin Group where Mr. Gallagher remains President and Chief Executive Officer. Since January 1, 1996 the Company has been compensating Mr. Gallagher directly, rather than making payments to the Griffin Group for his services.

                  Subsidiaries of the Company reimbursed Griffin Group $208,000 and $28,000 for charter air services rendered in 1995 and to date in 1996, respectively, to Mr. Griffin, as well as other directors and officers of the Company and its subsidiaries,
          for    travel  related  to  business  of  the  Company  or  its
          subsidiaries.

                  In 1995 RIH incurred charges from unaffiliated parties of $450,000 in producing the nationwide television broadcast of "Merv Griffin's New Year's Eve Special" from the Resorts Casino Hotel.

                  In 1995 Griffin Entertainment, Inc. ("GEI"), a subsidiary of the Company formed in 1995 to pursue development and production activities in the television, live entertainment and motion picture industries, entered into an agreement with Players Island Resort Casino Spa ("Players Island"), a subsidiary of Players, to produce and present a stage show in the theater of Players Island in Mesquite, Nevada. GEI received $266,000 and $130,000 from Players Island under this agreement for services rendered during 1995 and 1996, respectively, which services resulted in a modest profit after expenses. This agreement terminated in early March 1996. Griffin Group owns in excess of 10% of the outstanding common stock of Players. Mr. Gallagher serves as a member of the Board of Directors of Players.

                  In March 1996, in order to enable the Company to concentrate its efforts on expansion of its core gaming business, the independent members of the Board accepted Griffin Group's offer to purchase the assets and ongoing operations of GEI at a purchase price to equal the amount of the Company's expenditures on these





          assets and operations from the inception of GEI through the consummation of the transaction. Through March 1996 these expenditures totaled approximately $300,000; however, the Company will continue to fund these operations through the consummation of the sale.


          Compliance with Section 16(a) of the Exchange Act

               William  J.  Fallon,  member  of  the  Board, did not timely report the purchase by his spouse of 1,000 shares, as to which Mr. Fallon disclaims any beneficial ownership. Matthew B. Kearney, Executive Vice President - Finance of the Company, did not timely file a Form 5 as to a grant of options to purchase 5,000 shares.


                   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


               The following table (the "Summary Compensation Table") sets forth information concerning compensation earned by, paid to or awarded to each individual serving as the Company's Chief Executive Officer or acting in a similar capacity during 1995 and to each of the other executive officers of the Company who were serving as executive officers at December 31, 1995 for services rendered in all capacities to the Company and its subsidiaries.

































          Summary Compensation Table
                                                                                        Long Term
                                                                                        Compensation -
                                                                                          Number of
                                                                                         Securities
                    Name and Principal                        Annual Compensation      Underlying Stock      All Other
                   Position during 1995           Year      Salary         Bonus       Options Granted      Compensation
              Thomas E. Gallagher                 1995        (1)      $181,000 (2)        100,000                  (1)
               President and Chief Executive
               Officer

              Matthew B. Kearney                  1995     $367,308    $179,000 (2)          5,000          $11,957 (5)
               Executive Vice President -         1994     $300,000    $325,000 (3)         40,000          $17,002
               Finance and Chief Financial        1993     $281,712    $100,000 (4)                         $26,419
               Officer

              David G. Bowden                     1995     $135,000    $ 22,000 (2)                         $14,417 (5)
               Vice President - Controller        1994     $135,000    $ 70,000 (3)          7,000          $11,857
               and Chief Accounting Officer       1993     $135,000                                         $31,303
            _______________
            (1)   Mr. Gallagher was named President and Chief Executive Officer effective May 1, 1995.  The Company paid
                  Griffin  Group  $200,000  for  Mr.  Gallagher  s  serving in those capacities during 1995.  See "Other
                  Transactions"  under  "Election  of  Directors  -  Related  Party  Transactions  and  Relationships  -
                  Transactions  with Management and Others."  Also, see "Compensation of Directors" below for discussion of director s fees paid to Mr. Gallagher prior to his becoming an officer of the Company.

            (2)   Represents performance bonus for 1995.

            (3)   Includes bonus in recognition of efforts relative to the reorganization of the Company:  Mr. Kearney -
                  $125,000  and  Mr.  Bowden  -  $50,000;  and  performance  bonus for 1994:  Mr. Kearney - $200,000 and
                  Mr. Bowden - $20,000.

            (4)   Represents bonus in recognition of efforts relative to the reorganization of the Company.

            (5)   Includes  the  cost  of  group  life,  health, and other insurance coverage:  Mr. Kearney - $8,957 and
                  Mr.  Bowden - $11,717; and the Company's contribution to a defined contribution group retirement plan:
                  Mr. Kearney - $3,000 and Mr. Bowden - $2,700.

                  See  also  the  description  of  the Griffin Services Agreement under "Election of Directors - Related
            Party Transactions and Relationships - Transactions with Management and Others - Griffin Services Agreement"
            for a description of compensation to Griffin Group for certain services rendered by Mr. Griffin.



            Option Grants in Last Fiscal Year

                  The  following  table sets forth the information concerning options to purchase shares of Common Stock which were granted during 1995 to the individuals named in the Summary Compensation Table.

                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                       Individual Grants                            Annual Rates of
                                    Number of       % of Total                                        Stock Price
                                    Securities       Options                                       Appreciation for
                                    Underlying      Granted to                                       Option Term -
                                     Options        Employees        Exercise   Expiration             10 Years
                   Name              Granted      in Fiscal Year      Price        Date           5%            10%
            Thomas E. Gallagher     100,000 (1)       87.0%         $10.46875    3/27/05       $658,374     $1,668,449

            Matthew B. Kearney        5,000 (2)        4.3%          15.75000     8/9/05         49,525        125,507

            _______________

            (1)   These  options  vest 25% on each of the following dates: September 27, 1995, August 1, 1996, August 1,
                  1997 and August 1, 1998.

            (2)   These  options  vest  one-third  on  each  of the following dates:  August 1, 1996, August 1, 1997 and
                  August 1, 1998.





















            Fiscal Year End Option Value Table

               The following table sets forth information as of December 31, 1995, concerning the unexercised options held by executive officers named in the Summary Compensation Table, none of whom exercised options in 1995. Options are "in-the-money" when the fair market value of underlying common stock exceeds the exercise price of the option. The closing price of Common Stock on December 31, 1995, was $11.00 per share.

                                      Number of Securities
                                     Underlying Unexercised       Value of Unexercised
                                           Options at             In-the-Money Options
                                        December 31, 1995         at December 31, 1995
                                   Exercisable  Unexercisable  Exercisable   Unexercisable
            Thomas E. Gallagher       25,000        75,000       $13,281       $ 39,844

            Matthew B. Kearney        27,500        35,000        86,875        175,313

            David G. Bowden            6,750         5,250        18,352         30,680

            Compensation of Directors

               The Company's non-employee directors are each entitled to receive $35,000 annually as compensation for serving as a director, $500 for each Board meeting attended and $500 for each Committee meeting attended when such Committee meeting is not held on the same day as a Board meeting or another Committee meeting. Also, any non-employee director who, upon the request of the Board or of the Chairman of a Committee of the Board, performs services on behalf of the Company or its subsidiaries in addition to such director's preparation for and attendance at meetings of the Board or its Committees is entitled to receive a per diem fee of $1,250.

               No compensation was paid to Mr. Griffin for his services as a director of the Company in 1995. However, Griffin Group was compensated for certain services provided by Mr. Griffin, including Mr. Griffin's serving as Chairman of the Board of the Company. See the description of the Griffin Services Agreement under "Election of Directors - Related Party Transactions and Relationships - Transactions with Management and Others - Griffin Services Agreement."

               Messrs. Fallon, Green, Masson and Naimoli received $38,500, $38,500, $38,500 and $38,000, respectively, for their services during 1995. Mr. Gallagher received $13,167 for his services as a director through April 1995. As of May 1, 1995 Mr. Gallagher became the President and Chief Executive Officer of the Company. Thereafter he received no compensation for serving on the Board, though he continues to serve. For a discussion of Mr. Gallagher's compensation subsequent to his becoming President and Chief Executive Officer of the Company, see "Summary Compensation Table"




          above and "Election of Directors - Related Party Transactions and Relationships - Transactions with Management and Others - Other Transactions."

               Pursuant to the 1994 Stock Option Plan, on the third day following the date of any annual meeting of the holders of Common Stock at which directors are elected, each person who is serving, or has been named to serve, on the Compensation/Option Committee shall be granted a non-qualified option to purchase 1,000 shares of Common Stock. Such options are to be fully exercisable upon grant. Accordingly, on June 30, 1995, Messrs. Fallon, Green, Masson and Naimoli were each granted options to purchase 1,000 shares of Common Stock at $14.0625 per share. During 1995 Mr. Green realized compensation of $10,781 through the exercise of options to purchase 1,000 shares of Common Stock.


          Employment Contracts and Termination of Employment and Change in Control Arrangements

               The Company has an employment agreement with Mr. Kearney, dated as of May 3, 1991, which was extended to May 1996. Mr. Kearney's agreement, as amended, provides for an annual salary of $300,000. However, effective May 1, 1995 Mr. Kearney s annual salary was increased to $400,000 and effective January 1, 1996 Mr. Kearney s annual salary was increased to $425,000.


          Compensation Committee Interlocks and Insider Participation

               During 1995 Messrs. Fallon, Green, Masson and Naimoli served as members of the Compensation/Option Committee of the Board.


          Board Compensation/Option Committee Report on Executive
          Compensation

               The   Compensation/Option  Committee  (the  "Committee")  is
          comprised of the four independent non-employee members of the Board of Directors.


          General

               The Company emerged from bankruptcy for the second time in four years on May 3, 1994, and calendar year 1995 was the first full year since 1988 that the Company was managed without the distraction of either the threat of impending bankruptcy or actually being under the jurisdiction of a bankruptcy court.

               The Company's executive compensation program is designed to attract and retain qualified executives as well as link the









          executives' compensation to the financial performance of the Company. The Company's executive compensation program consists of three key elements: (1) the annual base salary, (2) the annual incentive bonus and (3) a long-term component comprised of stock options.


          Base Salary

                  On May 1, 1995, Thomas E. Gallagher was appointed President and Chief Executive Officer of the Company. Mr.
          Gallagher was at that time and currently is President and Chief Executive Officer of Griffin Group, which is controlled by Merv Griffin, Chairman of the Board and the largest shareholder of the Company. At the time of Mr. Gallagher's appointment, the Committee agreed to reimburse Griffin Group for his services based upon, among other things, the proportionate amount of Mr. Gallagher's time and effort that would be required to develop and commence the implementation of the Company's strategic plan. Such plan would include the expansion of Resorts Casino Hotel as well as the diversification of the Company s operations into other gaming jurisdictions and/or into other facets of the entertainment industry. The allocation to the Company of Mr. Gallagher's base salary was at the rate of $300,000 annually.

               On May 3, 1995, the annual salary of Matthew B. Kearney, Executive Vice President - Finance, was increased from $300,000 to $400,000, which was his first increase since October 1993. After discussion with a compensation consultant who specializes in the gaming industry, the Committee evaluated Mr. Kearney s salary and responsibilities in comparison to those of other executive officers in the industry. This salary adjustment was made in order to compensate Mr. Kearney at a more competitive level, commensurate with his responsibilities and performance.


          Incentive Bonus

               In February 1996, the Committee agreed to pay a portion of Mr. Gallagher's annual incentive bonus awarded to him by the Griffin Group. The Company granted a bonus payment of $181,000 based on the Company's financial performance in 1995 as well as the progress made in implementing the initial phase of the Company s strategic plan.

               In February 1996, the Committee awarded cash bonuses of $179,000 and $22,000 to Mr. Kearney and David G. Bowden, Vice
          President  -  Controller,  respectively.    Such  bonuses  were
          calculated pursuant to specific formulas relating to the Company's financial performance as measured against a target earnings before interest, taxes, depreciation and amortization (the "Target EBITDA") for the Company's principal operation, Merv Griffin's Resorts Casino Hotel.








          Such formula was designed with the assistance of the Company's compensation consultant. The Target EBITDA for 1995, established by the Committee in February 1995, was an increase of 7% over 1994's actual EBITDA. The actual EBITDA for 1995 was 6% over the Target EBITDA and 15% over 1994's actual EBITDA.

          Long-term Compensation

               To provide an incentive for increased performance and align shareholder and executive officer interests, the long-term component of the Company's executive compensation program uses stock option grants. The exercise price of options granted is equal to the fair market value of the Common Stock on the day of grant and the right to exercise such options is extended over a number of years. Therefore, such stock options provide incentive for the creation of shareholder value over the long term, as the full benefit of this compensation element cannot be realized unless an appreciation in the price of Common Stock occurs over a specified number of years. The magnitude of the grant is based on, among other things, the Committee's analysis of the executive's past and expected future contributions to the Company's achievement of its long-term performance goals.

               In 1995, the Committee granted to Mr. Gallagher options to purchase 100,000 shares of Common Stock and to Mr. Kearney options to purchase 5,000 shares. The grant to Mr. Gallagher was his initial grant while Mr. Kearney had previously been granted options under the Company s stock option plans.


                                        Compensation/Option Committee

                                        Vincent J. Naimoli, Chairman
                                        William J. Fallon
                                        Jay M. Green
                                        Charles M. Masson

























          Stock Price Performance Graph

              The    following  graph  compares  the  cumulative  total
          shareholder return on the Common Stock with that of the Dow Jones Equity Market Index and the Dow Jones Industry Group Index for the Entertainment & Leisure - Casinos industry group. The stock performance used herein is calculated by assuming $100 was invested at December 31, 1990. The computation of cumulative total shareholder performance assumes reinvestment of dividends; however, the Company paid no dividends on the Common Stock during the periods presented.

                                             December 31,
                              1990    1991   1992    1993   1994    1995

          Common Stock        $100    $200   $117    $217   $117    $293
          Dow Jones Equity
            Market Index       100     132    144     158    159     221
          Dow Jones Industry
            Group Index -
            Casinos            100     153    237     362    278     368


              [INSERT STOCK PRICE PERFORMANCE GRAPH IN PRINTED COPIES.]

                    [DESCRIPTION OF STOCK PRICE PERFORMANCE GRAPH:
            THE STOCK PRICE PERFORMANCE GRAPH ILLUSTRATES THE DATA POINTS
             PRESENTED IN THE PRECEDING TABLE IN LINEAR FORM FOR EACH OF
             (i) THE COMMON STOCK, (ii) THE DOW JONES EQUITY MARKET INDEX
               AND (iii) THE DOW JONES INDUSTRY GROUP INDEX - CASINOS.]































                    INCREASE IN AUTHORIZED SHARES OF COMMON STOCK


               The Board unanimously has approved, and recommends to the holders of Common Stock that they approve, an amendment to the Restated Certificate that would increase the number of authorized shares of Common Stock from 20,000,000 shares to 100,000,000 shares. The Board proposes that the first sentence of Paragraph A of Article IV, as amended at the 1995 annual meeting of shareholders (see "Background" below), be amended in its entirety to read as follows:

               "The total number of shares of capital stock of all classifications which the Corporation shall have authority to issue is 110,120,000 consisting of (i) 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), and (ii) 100,120,000 shares of common stock, consisting of 100,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 120,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock," and collectively with the Common Stock, the "GGE Common Stock").


          Background

               The principal purpose of the Reverse Stock Split approved at the 1995 annual meeting of shareholders was to reduce the number of shares of Common Stock outstanding in order to increase their marketability and liquidity. In the Board's view, the number of shares outstanding before the Reverse Stock Split was effected was disproportionately large relative to the Company's then market capitalization due to the issuance of additional shares of Common Stock pursuant to the 1994 Reorganization Plan. By means of the Reverse Stock Split, the Board sought to increase the trading price of the shares to a level more appropriate for an exchange listed security, while at the same time, not causing any material alteration of the proportionate economic interest in the Company of individual shareholders. Additionally, the Board believed that the marketability of the Common Stock would be enhanced by overcoming the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios.

               As part of the Reverse Stock Split, the number of authorized shares of Common Stock was reduced from 100,000,000 shares to 20,000,000 shares, and the first sentence of Paragraph A of
          Article IV of the Restated Certificate was amended to reflect the reduced authorization. The Board believes that the overall objectives of the Reverse Stock Split have been met, and that an increase in the







          number of authorized shares of Common Stock is now appropriate. The additional shares of Common Stock will be identical to the currently authorized shares of Common Stock in all respects.


          Reasons for Increase in Authorized Shares

                  The Board believes that an increase in the number of authorized shares of Common Stock to 100,000,000 is desirable in order that a sufficient number of shares will be available for issuance from time to time if needed for such corporate purposes as may be deemed appropriate by the Board. These might include, for example, the raising of additional capital funds through public or private offerings, the acquisition by the Company of other companies or assets, the issuance of shares under the Company's stock option plans, and the declaration of stock splits or stock dividends. The issuance of any of the additional authorized shares of Common Stock could be dilutive to the shareholders and could be used to make more difficult a change in control of the Company.

               If the recommended amendment to the Restated Certificate is approved by the requisite vote of the holders of Common Stock, the Board will have the authority to issue the additional authorized shares or any part thereof at such times, to such persons and for such consideration as the Board may determine, without further action by shareholders except as required by law or applicable regulatory or stock exchange requirements. At this time the Company has no specific plans or commitments for the issuance of any shares of Common Stock other than pursuant to the Company's two stock option plans and the Griffin Warrant.


          Vote Required for Approval

               The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Restated Certificate. If approved by the shareholders, the amendment will become effective upon filing with the Secretary of State of Delaware.

               The Board recommends a vote FOR the proposed amendment to the Restated Certificate.


                         AMENDMENT TO 1994 STOCK OPTION PLAN


               The Board unanimously has approved, and recommends to the holders of Common Stock that they approve an amendment to the 1994 Stock Option Plan to increase the maximum aggregate number of shares of Common Stock issuable upon the exercise of options









          granted under the 1994 Stock Option Plan from 466,685 shares to 966,685 shares (the "Proposed Amendment").

               The Board believes that the additional shares of Common Stock available under the 1994 Stock Option Plan will enable the Company to continue, for the foreseeable future, to afford officers, directors and key employees of the Company and its subsidiaries, as well as consultants and others providing services to the Company and its subsidiaries, an opportunity to acquire a proprietary interest in the Company, and thus create in those persons an increased interest in and greater concern for the welfare of the Company. The additional shares also will put the Company in a better position to attract qualified individuals in the future as and when the need to expand its management staff arises.


          Options Available Under the 1994 Stock Option Plan

               The maximum aggregate number of shares of Common Stock that could be purchased upon the exercise of options granted under the 1994 Stock Option Plan is 466,685 shares. As of February 29, 1996, options to purchase an aggregate of 357,300 shares of Common Stock have been granted and may be exercised under the 1994 Stock Option Plan, leaving 109,385 shares available for future grants. If the Proposed Amendment is approved by the requisite vote of holders of the Common Stock, the maximum aggregate number of shares of Common Stock that could be purchased will be 966,685, or an increase of 500,000 shares.


          Text of Proposed Amendment

               The Board proposes to amend Section 3, captioned "Shares Available," of the 1994 Stock Option Plan in its entirety to read as follows:

               "Subject   to  the  adjustments  provided  in
               Section 10, the maximum aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 966,685 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including without limitation the expiration of such Options, the termination of such Options prior to exercise or the forfeiture of such Options, such shares thereafter shall be available for grants to such individual or other individuals under the Plan unless such shares, if so made available, would not be exempt under Section 16(b) of the Exchange Act pursuant to Rule 16b-3. Options granted under the Plan may






               be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Common Stock or issued shares of such Common Stock held in GGE's treasury or both, at the discretion of GGE."

               The first sentence of the text of the Proposed Amendment would replace the present first sentence which limits the maximum number of shares that may be purchased to 466,685. The remainder of the text of the Proposed Amendment is as it presently exists, and would not be amended. Certain other non-material changes would also be made to the 1994 Stock Option Plan, principally to replace the Company's former name, "Resorts International, Inc.," with "Griffin Gaming & Entertainment, Inc.," consistent with the name change approved by shareholders at the 1995 annual meeting.


          Other Key Provisions of 1994 Stock Option Plan

               Other key provisions of the 1994 Stock Option Plan are set forth below.


          Funding and Eligibility

               The 1994 Stock Option Plan is unfunded. The 1994 Stock Option Plan is administered by a committee appointed by the Board (the "Option Committee"). The Option Committee consists solely of "disinterested" directors, as that term is defined for purposes of satisfying Rule 16b-3 of the Exchange Act and of "outside directors," as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Currently, the members of the Compensation/Option Committee of the Board serve as the Option Committee.

               Grants  may  be made under the 1994 Stock Option Plan (i) to key employees and officers of the Company or any of its subsidiaries who are regularly employed on a salaried basis by the Company or any of its subsidiaries (the "Officer and Key Employee Participants"), (ii) to directors of the Company who do not serve on the Option Committee (the "Director Participants"),
          (iii) to directors of the Company who serve on the Option Committee or who have been named to serve on the Option Committee in the future (the "Committee Participants"), (iv) to directors of any subsidiary of the Company who are not also key employees, officers or directors of the Company or key employees or officers of a subsidiary of the Company (the "Subsidiary Director Participants") and (v) to consultants and others providing services to the Company or any of its subsidiaries (the "Consultant Participants").

               Under the 1994 Stock Option Plan both tax benefitted incentive stock options ("Incentive Stock Options") and non-qualified stock







          options   that  are  not  tax  benefitted  ("Non-Qualified  Stock
          Options") may be granted. However, Incentive Stock Options may be granted only to Officers and Key Employee Participants.


          Awards to Officer and Key Employee Participants and Director Participants

               Subject to the express requirements of the 1994 Stock Option Plan, the terms of any and all awards granted to Officer and Key Employee Participants and Director Participants will be determined by, and subject to the conditions imposed by, the Option Committee, including provisions as to the exercisability, expiration, termination or forfeiture of options. The 1994 Stock Option Plan provides that the Company may not grant to Officer and Key Employee Participants in any fiscal year options cumulatively exercisable for more than 100,000 shares of Common Stock.

               The 1994 Stock Option Plan authorizes the Option Committee to grant to Officer and Key Employee Participants and Director Participants options to purchase Common Stock at an amount not less than (i) the fair market value per share of Common Stock at the time the options are awarded, or (ii) in the event that such award is an Incentive Stock Option granted to a person who, at the time such option is granted, owns shares of capital stock of the Company, or any subsidiary corporation thereof, which possess more than 10% of the total combined voting power of all classes of capital stock of the Company or of any subsidiary of the Company (a "10% Owner"), 110% of the fair market value per share of Common Stock at the time such Incentive Stock Option is awarded. The fair market value of the Common Stock is deemed to be the average of the high and low sale prices of the Common Stock on the date of grant of such option, or if there are no sales on such date, the average closing bid and asked prices.

               Options granted under the 1994 Stock Option Plan to Officer and Key Employee Participants expire one year after the optionee's death, one year after termination of the optionee's employment because of disability, immediately upon termination of the optionee's employment for "good cause" (as defined in the 1994 Stock Option Plan) and three months after termination of an optionee's employment for any other reason. Options granted to Director Participants expire one year after an optionee's death, one year after termination of the optionee's employment because of disability, and one year after the optionee ceases to be a director. Notwithstanding the foregoing, options granted to Officer and Key Employee Participants and Director Participants expire ten years after the date of grant (five years in the case of a 10% Owner), or at such earlier time as the Option Committee may provide.










          Awards to Committee Participants

               Under the 1994 Stock Option Plan, on the date that a director first commences service on the Option Committee, such director automatically will be granted an option to purchase 2,000 shares of Common Stock, half of which will be exercisable upon grant and half of which will be exercisable upon the first anniversary of the grant. During the term of the 1994 Stock Option Plan on the third business day following the date of any annual meeting of the holders of the Common Stock at which directors are elected, each person who is on such day serving on the Option Committee or has been named to serve on the Option Committee automatically will be granted an option to purchase 1,000 shares of Common Stock, which option will be fully exercisable upon grant. Options granted under the 1994 Stock Option Plan to Committee Participants expire one year after an optionee's death or cessation of service as a director. Notwithstanding the foregoing, in all cases options granted to Committee Participants expire ten years after the date of grant. The exercise price of such options equals the fair market value of the underlying shares of Common Stock as of the date such options are granted.


          Awards  to  Subsidiary  Director  Participants  and  Consultant
          Participants

               Subject to the express requirements of the 1994 Stock Option Plan, the terms of any and all awards granted to Subsidiary Director Participants and Consultant Participants will be determined by, and subject to the conditions imposed by, the Option Committee, including provisions as to the exercisability, expiration, termination or forfeiture of options.


          Other Option Provisions

               The 1994 Stock Option Plan provides that all options immediately become fully exercisable upon a "change in control," as defined in the 1994 Stock Option Plan. The 1994 Stock Option Plan deems a "change in control" to have occurred if any corporation, person or group acquires a majority of the Common Stock or a majority of the Company's outstanding voting securities, or if within a two-year period a majority of the Company's Board is replaced by persons who were not directors at the beginning of such period and who were not nominated or ratified by at least two-thirds of the directors who were directors at the beginning of such two-year period. For purposes of the 1994 Stock Option Plan, the election of a majority of the Board by the holders of the Class B Stock pursuant to the Restated Certificate will not constitute such a "change of control."









               No option granted under the 1994 Stock Option Plan may be transferred other than by will or the laws of descent and distribution or, except as to Incentive Stock Options, pursuant to a qualified domestic relations order (as defined in the Code). Options may be exercised during the recipient's lifetime only by the recipient or by his or her guardian or legal representative.

               An option under the 1994 Stock Option Plan may permit the recipient to pay all or part of the purchase price of the shares issuable pursuant thereto, or to pay all or part of such recipient's tax withholding obligation with respect to such issuance, by delivering a sufficient amount of shares of stock of the Company or by having such number of shares withheld from the amount otherwise issuable upon exercise of the option (the fair market value thereof being calculated as of the date next preceding the date of exercise) or otherwise as the Option Committee may determine according to the terms and conditions of the 1994 Stock Option Plan.

               The  1994  Stock Option Plan authorizes the Option Committee to provide for arrangements under which brokers that are compensated by the Company provide temporary financing to assist an optionee in paying the exercise price of an option, such financing to be paid off by the sale of shares issuable upon exercise of the option.


          Amendment and Termination

               Under the 1994 Stock Option Plan, the Board is able to alter, amend, suspend or terminate the 1994 Stock Option Plan, provided that no such action may alter or impair any option granted to any optionee pursuant to the 1994 Stock Option Plan without the optionee's consent. Except as provided in the 1994 Stock Option Plan, no amendment by the Board, unless taken with the approval of the shareholders of the Company, may:

               (1) increase the number of shares of Common Stock which may be issued under the 1994 Stock Option Plan (except for permitted adjustments pursuant to certain dilutive events);

               (2)  materially    increase   the   benefits   accruing   to
                    participants under the 1994 Stock Option Plan;

               (3) decrease the minimum exercise price of an Incentive Stock Option; or

               (4) materially modify the requirements as to eligibility for participation in the 1994 Stock Option Plan.

               The Board is specifically authorized to amend the 1994 Stock Option Plan and the options granted thereunder (i) to qualify such







          options as Incentive Stock Options, or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act.


          Federal Income Tax Treatment

               The following is a brief description of the Federal income tax treatment which generally will apply to benefits or awards ("Awards") made under the 1994 Stock Option Plan, based on Federal income tax laws in effect on the date hereof. The exact Federal income tax treatment of Awards will depend on the specific nature of any such Award.


          Incentive Stock Options

               Pursuant to the 1994 Stock Option Plan, participants may be granted options which are intended to qualify as Incentive Stock Options under the provisions of section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Stock Option. However, if the optionee disposes of the shares acquired upon the exercise of an Incentive Stock Option at any time within (i) one year after the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Stock Option or (ii) two years after the date of grant of such Incentive Stock Option (a "disqualifying disposition"), the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the amount realized on the date of such disposition or the fair market value of the Company's stock on the date of exercise, over the exercise price of such Incentive Stock Option (with any remaining gain being taxed as a capital gain). In such an event, the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by such optionee. If the optionee does not dispose of the option shares within the above described time limits, there will be no ordinary income recognized upon any subsequent sale or other disposition of the shares, but rather capital gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. The Company will not be entitled to any deduction in this event. Finally, exercise of an Incentive Stock Option may result in alternative minimum tax liability for the optionee. Any excess of the fair market value of the stock on the date the Incentive Stock Option is exercised over the option exercise price will be included in the calculation of the optionee's alternative minimum taxable income, which may subject the optionee to the alternative minimum tax at a rate of up to 28%. The portion of any such alternative minimum tax attributable to the exercise of an Incentive Stock Option can be credited against the optionee's regular tax liability in later years to the extent that in any such year the optionee's regular tax liability exceeds the alternative minimum tax.








          Non-Qualified Stock Options

               The  grant of an option which does not qualify for treatment as an Incentive Stock Option generally is not a taxable event for the optionee. However, upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will generally be entitled to a deduction equal to such amount. Upon the later disposition of the option shares acquired upon exercise, appreciation (or depreciation) after the date of exercise will be treated as capital gain (or loss) to the optionee and will have no tax effect as to the Company.


          Special Rules for Section 16 Insiders

               If a Non-Qualified Stock Option has been held for less than six months at the time of exercise, and the exercise price of the option is equal to or less than the fair market value of the acquired shares at the time of exercise, an officer, director or more than 10% shareholder of the Company subject to the provisions of Section 16 of the Exchange Act (an "Insider") will not be taxed until the earlier of (i) the expiration of the six-month holding period beginning on the date of grant of the Non-Qualified Stock Option, or (ii) the sale of the acquired shares, at which time the Insider will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the acquired shares over the exercise price of the Non-Qualified Stock Option. Alternatively, pursuant to Section 83(b) of the Code, the Insider may elect within 30 days after exercise of the Non-Qualified Stock Option to recognize ordinary income equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price. The capital gains holding period for the acquired shares will commence immediately following the date on which the optionee is required to recognize ordinary income, and any appreciation (or depreciation) realized following such date, will be taxed as a capital gain (or loss).


          Miscellaneous

               Special rules apply in cases where the participant pays the exercise or purchase price of awards or applicable withholding tax obligations under the 1994 Stock Option Plan by delivering previously owned Common Stock or by reducing the amount of shares or other property otherwise issuable pursuant to the award. The surrender in the circumstances below or withholding of such stock will be a taxable event, resulting in the recognition of gain or loss. Such gain will be taxable as ordinary income if the stock surrendered or withheld either (i) was acquired upon exercise of an Incentive Stock Option and the surrender takes place within one






          year after the exercise or two years after the date of grant of the Incentive Stock Option or (ii) is both subject to a substantial risk of forfeiture and is not freely transferable for purposes of Section 83 of the Code if the market value of such stock is in excess of the amount paid for the stock and no election has been made under Section 83(b) of the Code. In addition, shares withheld on the exercise of a Non-Qualified Stock Option in order to pay tax withholding should result in tax on the withheld shares in an amount equal to the difference between the fair market value of the shares (on the date of exercise) and the exercise price.

               Generally, the Company will receive a deduction equal to, and will be required to withhold applicable taxes with respect to, any ordinary income recognized by a participant in connection with awards made under the 1994 Stock Option Plan.

               The 1994 Stock Option Plan is not a "qualified plan" within the meaning of Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

               Grants of options under the 1994 Stock Option Plan are intended to qualify as "performance-based compensation" that is excluded from the limitation on the deductibility of compensation paid to certain executive officers under Section 162(m) of the Code.

               Upon the accelerated exercisability of an option in connection with a change in ownership or control of the Company, depending upon the individual circumstances of the recipient participant, certain amounts with respect to such awards may constitute "excess parachute payments" under the golden parachute provisions of the Code. Pursuant to these provisions a participant will be subject to a 20% excise tax on any "excess parachute payment" and the Company will be denied any deduction with respect to such excess parachute payment.


          Vote Required for Approval

               The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is required for approval of the Proposed Amendment. If the amendment is approved by the shareholders, it will become effective immediately.

               The Board recommends a vote FOR the Proposed Amendment to the 1994 Stock Option Plan.












                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


               The independent auditors selected by the Board for the Company's fiscal year ending December 31, 1996 are Ernst & Young LLP. This selection is being presented to the holders of Common Stock for ratification. Ernst & Young LLP has served the Company in that capacity since the fiscal year ended December 31, 1988. Representatives of that firm are expected to be present at the
          Annual  Meeting.    These  representatives  will  be  given  an
          opportunity, if they desire to do so, to make a statement to the shareholders at the Annual Meeting, and they are expected to be available to respond to appropriate questions from holders of Common Stock.


          Vote Required for Approval

               The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is required for ratification of the selection of Ernst & Young LLP as the independent auditors of the Company. If the selection of Ernst & Young LLP is not ratified by the holders of the Common Stock, the Board will consider such fact in determining whether to retain Ernst & Young LLP or to appoint other independent auditors.

               The Board recommends a vote FOR the ratification of the selection of Ernst & Young LLP as the independent auditors of the Company.


                                    OTHER MATTERS


          Exhibits to the Form 10-K

               The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of all exhibits to the Company's Form 10-K Annual Report for 1995. The exhibits may be obtained by mailing a written request therefor to David G. Bowden, Secretary, Griffin Gaming & Entertainment, Inc., 1133 Boardwalk, Atlantic City, New Jersey 08401.


          Shareholder Proposals for the 1997 Annual Meeting

               Shareholder proposals intended to be presented for inclusion in the Company's Proxy Statement and form of proxy for the next annual meeting, scheduled to be held in 1997, must be received in writing by the Secretary of the Company not later than December 5, 1996 in order for such proposals to be considered for inclusion in








          the Company's Proxy Statement and form of proxy for the 1997 annual meeting of shareholders.

               Holders of Common Stock, and of Class B Stock, are urged to complete, sign and date the accompanying Proxy Card for their respective holdings and return it in the enclosed envelope. No postage is necessary if the Proxy Card is mailed in the United States.

                                        By order of the Board of Directors,



                                           DAVID G. BOWDEN
                                        Secretary

          Atlantic City, New Jersey
          April 5, 1996











































                           [Form of proxy for Common Stock]

                         GRIFFIN GAMING & ENTERTAINMENT, INC.

                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 10, 1996


              The undersigned hereby appoints Matthew B. Kearney and David
          G. Bowden, or either of them, each with full power of substitution, as the proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse side all shares of the common stock, par value $.01 per share (the "Common Stock"), of Griffin Gaming & Entertainment, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 10, 1996 and at any adjournment or adjournments thereof.

                  _________________________________________________


          THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY



          THIS PROXY, WHEN PROPERLY RECEIVED, WILL BE VOTED IN THE MANNER INDICATED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
          INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AND FOR PROPOSALS NO. 2, 3 AND 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



          IMPORTANT - PLEASE SIGN AND DATE THE OTHER SIDE AND RETURN
          PROMPTLY

                             (Continued on reverse side)


                         GRIFFIN GAMING & ENTERTAINMENT, INC.


          1.   ELECTION OF A DIRECTOR:       NOMINEE:  William J. Fallon

                                             WITHHOLD AUTHORITY to vote for
               FOR the nominee               the nominee

                    [ ]                                [ ]

          2. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 100,000,000 shares.
                         FOR       AGAINST   ABSTAIN
                         [ ]         [ ]       [ ]

          3. Proposal to approve an amendment to the Company's 1994 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued under the plan from 466,685 shares to 966,685 shares.
                         FOR       AGAINST   ABSTAIN
                         [ ]         [ ]       [ ]

          4. Proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.
                         FOR       AGAINST   ABSTAIN
                         [ ]         [ ]       [ ]

          5. In their discretion to vote on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or such other authorized officer. If a partnership, please sign in full partnership name by authorized person.

          Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

          ____________________________________    Date:______________, 1996
          (Signature of Shareholder)

          ____________________________________    Date:______________, 1996
          (Signature of Additional Shareholder)

          Please sign your name exactly as it appears hereon and date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all cards received.


                          [Form of proxy for Class B Stock]

                         GRIFFIN GAMING & ENTERTAINMENT, INC.

                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 10, 1996


               The undersigned hereby appoints Matthew B. Kearney and David
          G. Bowden, or either of them, each with full power of substitution, as the proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse side all shares of the class B redeemable common stock, par value $.01 per share (the "Class B Stock"), of Griffin Gaming & Entertainment, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 10, 1996 and at any adjournment or adjournments thereof.

                  _________________________________________________


          THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY

          THIS PROXY, WHEN PROPERLY RECEIVED, WILL BE VOTED IN THE MANNER INDICATED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


          IMPORTANT - PLEASE SIGN AND DATE THE OTHER SIDE AND RETURN
          PROMPTLY

                             (Continued on reverse side)


                         GRIFFIN GAMING & ENTERTAINMENT, INC.


          1.   ELECTION OF A DIRECTOR:       NOMINEE:  Vincent J. Naimoli

                                             WITHHOLD AUTHORITY to vote for
               FOR the nominee               the nominee

                    [ ]                                [ ]

          2. In their discretion to vote on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or such other authorized officer. If a partnership, please sign in full partnership name by authorized person.

          Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.


          _____________________________________   Date:______________, 1996
          (Signature of Shareholder)


          _____________________________________   Date:______________, 1996
          (Signature of Additional Shareholder)

          Please sign your name exactly as it appears hereon and date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all cards received.


                      [Form of proxy for pre-split Common Stock]

                         GRIFFIN GAMING & ENTERTAINMENT, INC.

                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 10, 1996


               The undersigned hereby appoints Matthew B. Kearney and David
          G. Bowden, or either of them, each with full power of substitution, as the proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse side all shares of the common stock, par value $.01 per share (the "Common Stock"), of Griffin Gaming & Entertainment, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 10, 1996 and at any adjournment or adjournments thereof.

                  _________________________________________________


          THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY


          THIS PROXY, WHEN PROPERLY RECEIVED, WILL BE VOTED IN THE MANNER INDICATED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
          INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AND FOR PROPOSALS NO. 2, 3 AND 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


          IMPORTANT - PLEASE SIGN AND DATE THE OTHER SIDE AND RETURN
          PROMPTLY

                             (Continued on reverse side)

                  _________________________________________________


               The Company effected a one-for-five reverse stock split of its Common Stock on June 30, 1995. The Company s records indicate that you have not yet surrendered your pre-split share certificates for exchange. Please contact the Reorganization Department at Chemical Mellon Shareholder Services at (800) 777-3674 for information on how to exchange your certificates.
          In counting the votes represented by this proxy, the inspectors of election will divide the number of your pre-split shares of Common Stock by five in order to give effect to the reverse stock split; fractions will not be counted.


                         GRIFFIN GAMING & ENTERTAINMENT, INC.


          1.   ELECTION OF A DIRECTOR:       NOMINEE:  William J. Fallon

                                             WITHHOLD AUTHORITY to vote for
               FOR the nominee               the nominee

                    [ ]                                [ ]

          2. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 100,000,000 shares.
                         FOR       AGAINST   ABSTAIN
                         [ ]         [ ]       [ ]

          3. Proposal to approve an amendment to the Company's 1994 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued under the plan from 466,685 shares to 966,685 shares.
                         FOR       AGAINST   ABSTAIN
                         [ ]         [ ]       [ ]

          4. Proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.
                         FOR       AGAINST   ABSTAIN
                         [ ]         [ ]       [ ]

          5. In their discretion to vote on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or such other authorized officer. If a partnership, please sign in full partnership name by authorized person.

          Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

          ____________________________________    Date:______________, 1996
          (Signature of Shareholder)

          ____________________________________    Date:______________, 1996
          (Signature of Additional Shareholder)

          Please sign your name exactly as it appears hereon and date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all cards received.